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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 13, 1998



                               Micrion Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                  Massachusetts
                    ----------------------------------------
                    (State of incorporation or organization)


         0-23840                                                  04-2892070
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(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)


                One Corporation Way, Peabody, Massachusetts 01960
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            (Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number, including area code:    (978) 531-6464
                                                    -------------------



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Item 5.  OTHER EVENTS.

         On April 13, 1998, Micrion Corporation issued the press release attached hereto as EXHIBIT 99.1.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 99.1      Press Release.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MICRION CORPORATION



Date:  April 13, 1998                        By: /s/ David M. Hunter
                                                 -------------------------------
                                                 David M. Hunter,
                                                 Vice President and Chief
                                                 Financial Officer